Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”), dated as of October 23, 2009, between MICROFLUIDICS INTERNATIONAL CORPORATION, a Delaware corporation, MICROFLUIDICS CORPORATION, a Delaware corporation (collectively, the "Company"), and WEBSTER BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter, the "Lender").

WHEREAS, the Company has entered into a Loan Agreement dated as of even date herewith (as amended and in effect from time to time, the "Loan Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit or provide financial accommodations to the Company; and

WHEREAS, it is a condition precedent to the Lender's making any loans or otherwise extending credit or providing financial accommodations to the Company under the Loan Agreement that the Company execute and deliver to the Lender a security agreement in substantially the form hereof; and

WHEREAS, the Company wishes to grant a security interest in favor of the Lender as herein provided.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement.  The term "State," as used herein, means the State of Connecticut.  All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.  The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement.

2.           Grant of Security Interest. The Company hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a first priority (except as set forth in the Loan Agreement) security interest in and pledges and assigns to the Lender the following properties, assets and rights of the Company and any Subsidiary, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):  all corporate assets including all personal and fixture property of every kind and nature, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all products and proceeds of the foregoing.  The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with §4.7.  At any time after an Event of Default has occurred and is continuing, the Lender may retain money or funds received as proceeds from the Collateral as additional Collateral, which shall become part of the “Collateral” under this Agreement and the Lender shall apply such proceeds in accordance with the terms of the Subordination Agreement and the Loan Agreement.

Notwithstanding the foregoing provisions of this Section 2, such grant of security interest shall not extend to, and the term Collateral shall not include, any chattel paper, leases or general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (a) such chattel paper, lease or general intangible is not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term Collateral shall include, (i) any and all proceeds of such chattel paper, lease or general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper, lease or general intangibles being obtained, thereafter such chattel paper, lease or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term Collateral.

3.           Authorization to File Financing Statements.  The Company hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets or, as the case may be, all personal property of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organizational identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Company agrees to furnish any such information to the Lender promptly upon the Lender's request.  The Company also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.           Other Actions.  Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Company agrees, in each case at the Company's expense, to take the following actions with respect to the following Collateral and without limitation on the Company's other obligations contained in this Agreement:

4.1.           Promissory Notes and Tangible Chattel Paper.  If the Company shall now or at any time hereafter hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

4.2.           Deposit Accounts.  For each deposit account that the Company now or at any time hereafter opens or maintains, the Company shall, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depositary bank to agree to comply, without further consent of the Company, at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account.  The Lender agrees with the Company that the Lender shall not give any such instructions or withhold any withdrawal rights from the Company, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Loan Documents, would occur.  The provisions of this Section 4.2 shall not apply to (i) any deposit account for which the Company, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Company, the depositary bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depositary bank and is in automatic control, (iii) deposit account            with Bank             and deposit account                             with                    Bank provided however, that these deposit accounts are specially and exclusively used for the conduct of foreign operations, and (iv) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's employees.  The Company represents and warrants that it is the owner of each such deposit account free and clear of all liens and encumbrances of any nature whatsoever, other than liens of GSP securing the GSP Subordinated Debt; that the Company has delivered to the Lender any and all passbook(s) for each such deposit account, and this Agreement shall constitute a signed order to transfer such account to the Lender or its nominee; and that the Company has full power, right and authority to execute and deliver this assignment.  The Company covenants and agrees to take all such steps deemed reasonable or necessary by the Lender to maintain, to continue and/or to perfect the interest of the Lender in each such deposit account and any proceeds thereof and in the event of any erroneous release of said account or proceeds thereof, to restore and/or redeposit said account and any proceeds thereof and the security interest of the Lender therein.  The Company hereby covenants and agrees to deliver such additional documents to the Lender as the Lender may require to perfect its security interest in each such deposit account and to obtain the full benefit and value from its security interest.  The Company acknowledges and agrees that any security interest (other than the security interests of GSP securing the GSP Subordinated Debt) in, or assignment or transfer of, such account without the express authorization of the Lender will violate the rights of the Lender and the Lender may note this fact on any financing statement, fixture filing or other record filed by the Lender.

4.3.           Investment Property.  If the Company shall now or at any time hereafter hold or acquire any certificated securities, the Company shall (except to the extent such certificated securities are held by GSP in a collateral agency capacity for the benefit of the Lender and the liens of the Lender pursuant to the terms of the Subordination Agreement) forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.  If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall promptly notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply, without further consent of the Company or such nominee, at any time with instructions from the Lender as to such securities, or (b) arrange for the Lender to become the registered owner of the securities.  If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall promptly notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Company or such nominee, at any time with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property.  The Lender agrees with the Company that the Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Company, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.  The provisions of this Section 4.3 shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

4.4.           Collateral in the Possession of a Bailee.  If any Collateral is now or at any time hereafter in the possession of a bailee, the Company shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and such bailee's agreement to comply, without further consent of the Company, at any time with instructions of the Lender as to such Collateral.  The Lender agrees with the Company that the Lender shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to the bailee.

4.5.           Electronic Chattel Paper and Transferable Records.  If the Company now or at any time hereafter holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under §9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Lender agrees with the Company that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender's loss of control, for the Company to make alterations to the electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Company with respect to such electronic chattel paper or transferable record.

4.6.           Letter-of-Credit Rights.  If the Company is now or at any time hereafter a beneficiary under a letter of credit now or hereafter, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, the Company shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Lender of the proceeds of the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Loan Agreement.

4.7           Commercial Tort Claims.  If the Company shall now or at any time hereafter hold or acquire a commercial tort claim, the Company shall immediately notify the Lender in a writing signed by the Company of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

4.8.           Other Actions as to any and all Collateral.  The Company further agrees, upon request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and first priority (except as set forth in the Loan Agreement) of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) using commercially reasonable efforts to obtain governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) using commercially reasonable efforts to obtain waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.           Relation to Other Security Documents.  The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Company to the Lender and which secures the payment or performance of any of the Obligations.  Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder.  In addition to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

6.           Representations and Warranties Concerning Company's Legal Status. The Company represents and warrants to the Lender as follows:  (a) the Company's exact legal name is that indicated on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth on the Perfection Certificates dated October 23, 2009, substantially in the form attached hereto as Exhibit 1 and Exhibit 2 (each a “Perfection Certificate” and collectively, the “Perfection Certificates”), (c) the Perfection Certificate accurately sets forth the organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office, as well as the Company's mailing address, if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete in all material respects.

7.           Covenants Concerning Company's Legal Status.  The Company covenants with the Lender as follows:  (a) without providing at least 30 days prior written notice to the Lender, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will promptly notify the Lender of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure without the prior written consent of Lender.

8.           Representations and Warranties Concerning Collateral Etc.  The Company further represents and warrants to the Lender as follows:  (a) the Company is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and liens permitted by the Loan Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Company holds no commercial tort claim except as indicated on the Perfection Certificate, (e) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, except as would not have Material Adverse Effect and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, in all material respects.

9.           Covenants Concerning Collateral, Etc.  The Company further covenants with the Lender as follows:  (a) except for the inventory and equipment installed or maintained at customer locations, the Collateral, to the extent not delivered to the Lender pursuant to §4, will be kept at those locations listed on the Perfection Certificate and except in the ordinary course of business, the Company will not remove the Collateral from such locations, without providing at least 15 days prior written notice to the Lender, (b) except for the security interest herein granted, the liens permitted by the Loan Agreement and the liens of GSP securing the GSP Subordinated Debt, the Company shall be the owner of or have other rights in or power to transfer the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender except for liens permitted by the Loan Agreement, (d) the Company will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon except as would not have a Material Adverse Effect, (e) the Company will permit the Lender, or its designee, to inspect the Collateral as and when set forth in the Loan Agreement, wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, other than such taxes, assessments, charges and levies contested in good faith, (g) the Company will continue, in all material respects to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances except as would not have a Material Adverse Effect, (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein other than as set forth in the Loan Agreement, (i) the Company shall not file a correction statement relating to the Collateral or to any financing statement or fixture filing filed by the Lender without the Lender’s prior written consent, (j) if the Company is a corporation, limited liability company, limited partnership or other registered organization the Company shall, at its expense, furnish to Lender a certified copy of the Company’s organization documents verifying its correct legal name or, at Lender’s election, shall permit the Lender to obtain such certified copy at the Company’s expense; and (k) from time to time, at Lender’s election, the Lender may obtain a certified copy of the Company’s organization documents and a search of such Uniform Commercial Code filing offices as it shall deem appropriate, at the Company’s expense, to verify the Company’s compliance with the terms of this Agreement.

10.           Insurance.

10.1.           Maintenance of Insurance.  The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas.  Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender.  In addition, all such insurance shall be payable to the Lender as loss payee under a "standard" or "New York" loss payee clause.  Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

10.2.           Insurance Proceeds.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing  to be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, to be held by the Lender as cash collateral for the Obligations.  The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

10.3.           Continuation of Insurance.  All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Lender.  In the event of failure by the Company to provide and maintain insurance as herein provided, the Lender may, at its option, and after providing reasonable notice to the Company, provide such insurance and charge the amount thereof to the Company.  The Company shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision upon request.  Such insurance maintained by the Company shall include, without limitation, insurance coverage on Collateral in the possession of the Lender or its agent or contractor.  The Company, and any other obligor by becoming bound by the Obligations, hereby indemnifies the Lender against any loss or damage incurred by the Lender arising out of the failure of the Company to insure the Collateral in compliance with Section 10.1, which indemnification obligation shall constitute part of the Obligations.

11.           Collateral Protection Expenses:  Preservation of Collateral.

11.1.           Expenses Incurred by Lender.  In the Lender's discretion, if the Company fails to do so, after providing reasonable notice to the Company, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain any of the Collateral, and pay any necessary filing fees or insurance premiums.  The Company agrees to reimburse the Lender for all expenditures so made.  The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

11.2.           Lender's Obligations and Duties.  Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder, except for the termination of agreements in the ordinary course of business and except as otherwise set forth in the Loan Agreement.  The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.  The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

12.           Securities and Deposits.  The Lender may at any time following the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations.  Whether or not any Obligations are due, the Lender may following the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Company may at any time be applied to or set off against any of the Obligations then due and owing.

13.           Notification to Account Debtors and Other Persons Obligated on
Collateral.  If an Event of Default shall have occurred and be continuing, the Company shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Lender without commingling the same with other funds of the Company and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments.  The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations in the order of priority set forth in Section 9 of the Intercreditor Agreement and as provided under the Loan Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14.           Power of Attorney.

14.1.           Appointment and Powers of Lender.  The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without further notice to or assent by the Company, except as set forth herein to do the following:

(a)           upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Company's expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)           to the extent that the Company's authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

(c)           In the event that any other security interest or lien attaches to the Collateral, other than the security interest to the Lender and liens permitted under the Loan Agreement, the Company hereby grants to Lender a power of attorney to, in the name of the Company, request and to enforce any right of the Company to obtain accountings and information from such other secured party or lienor relating to the obligations secured and collateral securing such security interest or lien, which power, being coupled with an interest, shall not be revocable by the Company.  The Company agrees to pay or reimburse Lender upon demand for any charges resulting from such requests for information.

14.2.           Ratification by Company.  To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with this Agreement.  This power of attorney is a power coupled with an interest and is irrevocable.

14.3.           No Duty on Lender.  The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Lender's or agents’ own gross negligence or willful misconduct.

15.           Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to (except as set forth below) or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies under the Loan Documents or applicable laws, the rights and remedies of a secured party under the Uniform Commercial Code of the State and of such jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Lender may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which case Lender shall provide such advance notice as may be practicable), the Lender shall give to the Company at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Company hereby acknowledges that ten Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.           Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.  The Company acknowledges that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16.  Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to the Company or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17.           No Waiver by Lender, etc.  The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

18.           Suretyship Waivers by Company.  The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2.  The Company further waives any and all other suretyship defenses.

19.           Marshalling.  The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

20.           Proceeds of Dispositions; Expenses.  The Company shall pay to the Lender on demand amounts equal to any and all expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral.  After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order as is provided in the Loan Agreement, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall, subject to the terms and provisions of the Subordination Agreement, be returned to the Company.  In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

21.           Overdue Amounts.  Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and, after the lapse of any grace period shall bear, whether before or after judgment, interest at the default rate of interest set forth in the Loan Agreement.

22.           Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE.  The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Loan Agreement.  The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

23.           Waiver of Jury Trial.  THE PARTIES WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, the parties waive any right which they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Each party (i) certifies that neither the other party nor any representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which it is a party, it is relying upon, among other things, the waivers and certifications contained in this §23.

24.           Prejudgment Remedy Waiver.  TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER.  BORROWER ACKNOWELDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AFTER FULL CONSULTATION WITH COUNSEL.  SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE.  THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL UNLESS A COURT OF COMPETENT JURISDICTION DETERMINES OTHERWISE.  FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.  FURTHER BORROWER WAIVES ALL RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE COMPANY AGAINST DAMAGES THAT MAY BE CAUSD BY ANY SUCH REMEDY OR REMEDIES.

25.           Electronic Self-Help Authorization:  If an Event of Default shall have occurred and be continuing, the Lender shall have, in addition to all other rights and remedies contained in this Agreement, (which the Company, and, by becoming bound by the Obligations or this Agreement, all other Obligors, guarantors and any new debtors accept and agree upon), the right to locate, disable or to take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law.

26.           Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Company acknowledges receipt of a copy of this Agreement.

27.           Termination.  At such time as all of the Obligations have been fully paid and satisfied in full (except for any contingent indemnification obligations for which no claim has been asserted), this Agreement shall terminate and the Lender shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all security interests given by the Company to Lender hereunder.

[Signature page follows.]

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

MICROFLUIDICS INTERNATIONAL                                                                           CORPORATION

By:           /s/ Peter F. Byczko
Peter F. Byczko
Its Vice President of Finance and Chief Accounting Officer

MICROFLUIDICS CORPORATION

By:           /s/ Peter F. Byczko
Peter F. Byczko
Its Vice President of Finance and Chief Accounting Officer

Accepted:

WEBSTER BANK, NATIONAL ASSOCIATION

By:           /s/ Peter Hicks
Peter Hicks
Its Vice President

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS  )

                                           ) ss.

COUNTY OF MIDDLESEX)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of, 2009, personally appeared ______________, to me known personally, and who, being by me duly sworn, deposes and says that he is the __________________ of Microfluidics International Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its ___________________, and said ___________________ acknowledged said instrument to be his free act and deed and the free act and deed of said corporation.

Notary Public
Commissioner of the Superior Court
My commission expires:

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS  )

                                           ) ss.

COUNTY OF MIDDLESEX)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of, 2009, personally appeared ______________, to me known personally, and who, being by me duly sworn, deposes and says that he is the __________________ of Microfluidics Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its ___________________, and said ___________________ acknowledged said instrument to be his free act and deed and the free act and deed of said corporation.

Notary Public
Commissioner of the Superior Court
My commission expires:

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